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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  NOVEMBER 7, 2006


                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 East 62nd Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


             On November 7, 2006, M & F Worldwide Corp. (the "Company") reported its third quarter and nine months ended September 30, 2006 results. The Company's third quarter and nine months ended September 30, 2006 results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

             On November 7, 2006, Clarke American Corp. ("Clarke American"), an indirect wholly owned subsidiary of the Company, reported its third quarter and nine months ended September 30, 2006 results. Clarke American's third quarter and nine months ended September 30, 2006 results are discussed in detail in the press release, which is attached as Exhibit 99.1 to Clarke American's Current Report on Form 8-K furnished on November 7, 2006 and incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    Exhibits.

             EXHIBIT
             NUMBER      DESCRIPTION
             -------     -----------
              99.1       Press release issued by the Company on November 7,
                         2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

              99.2 Press release issued by Clarke American on November 7, 2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K (incorporated by reference to Clarke American's Current Report on Form 8-K furnished on November 7, 2006).




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       M & F WORLDWIDE CORP.

                                       By: /s/ Barry F. Schwartz, Esq.
                                           ------------------------------------
                                           Name:   Barry F. Schwartz, Esq.
                                           Title:  Executive Vice President and
                                                   General Counsel


Date: November 7, 2006




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                               INDEX TO EXHIBITS
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EXHIBIT NUMBER      DESCRIPTION
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Exhibit 99.1        Press release issued by the Company on November 7, 2006
                    furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Exhibit 99.2 Press release issued by Clarke American on November 7, 2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K (incorporated by reference to Clarke American's Current Report on Form 8-K furnished on November 7, 2006).





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